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Unaudited Pro Forma Condensed Consolidated Financial Information

Effective as of November 12, 2024, BioLife Solutions, Inc., a Delaware corporation (the “Company” or "BioLife"), completed the sale of all of the issued and outstanding common stock of SciSafe, Holdings, Inc., a Delaware corporation and its operating companies, SciSafe, Inc., a New Jersey corporation (“SciSafe NJ”) and BioLife Solutions B.V., a Netherlands entity (“Solutions” and, together with SciSafe NJ, “SciSafe”), each an indirect, wholly owned subsidiary of the Company, to SubZero Purchaser Corp., a Delaware corporation ("Buyer") for an aggregate cash purchase price of $73.0 million (the "Transaction"), pursuant to the terms of the Stock Purchase Agreement, dated November 12, 2024 by and among the Company, SciSafe, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company, and Buyer.

The unaudited pro forma condensed consolidated financial information has been derived from the Company’s historical consolidated financial statements and gives effect to the Transaction. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2024, reflects the Company’s financial position as if the Transaction had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021 reflect the Company’s operating results as if the Transaction had occurred as of January 1, 2021. In addition, the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2024, reflect certain adjustments described herein that are incremental to those related to the Transaction discussed above as if they had occurred on January 1, 2024. In our future public filings, beginning in the year ended December 31, 2024, the historical financial results of SciSafe will be reflected in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 29, 2024, and the unaudited condensed consolidated financial statements and accompanying notes and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, filed with the U.S. Securities and Exchange Commission (the "SEC") on August 9, 2024, which include the re-casted consolidated financial statements due to previous disposal transaction of April 17, 2024 that also qualified as a discontinued operations.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and management estimates and is subject to the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not intended to be a complete presentation of the Company’s financial position or results of operations had the Transaction occurred as of and for the periods presented. In addition, the unaudited pro forma condensed consolidated financial information is provided for illustrative and informational purposes only and is not necessarily indicative of the Company’s future results of operations or financial condition. The Company's actual financial position and results of operations may materially differ from the pro forma amounts reflected herein due to a

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variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date.

The “Historical BioLife” column in the unaudited pro forma condensed consolidated financial information reflects our historical condensed consolidated financial statements for each of the periods presented and does not reflect any adjustments related to the Transaction and related transactions.

The “SciSafe Transaction Adjustments” column in the unaudited pro forma condensed consolidated financial information gives effect to the Transaction and has been prepared consistent with the guidance for discontinued operations, ASC 205-20 Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”), under GAAP. Therefore, the Company did not allocate any general corporate overhead expenses to the discontinued operations. As such, the unaudited pro forma condensed consolidated financial information does not reflect what our results of operations would have been on a stand-alone basis and is not necessarily indicative of future results of operations. In addition, our current estimates for discontinued operations are preliminary and actual results could differ from these estimates as the Company finalizes the discontinued operations accounting to be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

The “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated financial information is based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the impact of the Transaction on the Company’s financial condition and results of operations.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited, amounts in thousands, except share and per share amounts)

	June 30, 2024
(In thousands, except per share and share data)	Historical BioLife	SciSafe Transaction Adjustments	Note 2	Pro Forma BioLife
Assets
Current assets:
Cash and cash equivalents	$22,014	$70,295	(a)	$92,309
Restricted cash	31	—		31
Available-for-sale securities, current portion	12,120	—		12,120
Accounts receivable, trade, net	18,064	(6,811)	(b)	11,253
Inventories	32,496	—		32,496
Prepaid expenses and other current assets	3,475	(640)	(b)	2,835
Total current assets	88,200	62,844		151,044

Assets held for rent, net	11,094	(4,059)	(b)	7,035
Property and equipment, net	17,256	(11,567)	(b)	5,689
Operating lease right-of-use assets, net	10,400	(4,083)	(b)	6,317
Financing lease right-of-use assets, net	36	(36)	(b)	—
Long-term deposits and other assets	241	(170)	(b)	71
Available-for-sale securities, long term	2,688	—		2,688
Equity Investments	995	—		995
Intangible assets, net	19,325	(8,700)	(b)	10,625
Goodwill	224,741	(11,108)	(d)	213,633
Total assets	$374,976	$23,121		$398,097

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$4,213	$(723)	(b)	$3,490
Accrued expenses and other current liabilities	8,128	3,081	(b)(e)	11,209
Sales taxes payable	4,860	(51)	(b)	4,809
Warranty liability	183	—		183
Lease liabilities, operating, current portion	2,504	(1,330)	(b)	1,174
Lease liabilities, financing, current portion	317	(24)	(b)	293
Debt, current portion	10,614	(459)	(a)	10,155
Contingent consideration	—	3,250	(g)	3,250
Total current liabilities	30,819	3,744		34,563

Lease liabilities, operating, long-term	11,075	(2,937)	(b)	8,138
Lease liabilities, financing, long-term	996	(15)	(b)	981
Debt, long-term	10,451	(446)	(a)	10,005
Deferred tax liabilities	193	—		193
Total liabilities	53,534	346		53,880

Shareholders’ equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized, Series A, 4,250 shares designated, and 0 shares issued and outstanding as of December 31, 2023	—	—		—

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Common stock, $0.001 par value; 150,000,000 shares authorized, 45,167,225 shares issued and outstanding as of December 31, 2023	46	—		46
Additional paid-in capital	667,808	—		667,808
Accumulated other comprehensive loss, net of taxes	(555)	543	(b)	(12)
Accumulated deficit	(345,857)	22,232	(c)(e)(f)	(323,625)
Total shareholders’ equity	321,442	22,775		344,217
Total liabilities and shareholders’ equity	$374,976	$23,121		$398,097

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Six Months Ended June 30, 2024
(In thousands, except per share and share data)	Historical BioLife	SciSafe Transaction Adjustments	Note 2	Pro Forma BioLife

Product revenue	$41,167	$—		$41,167
Service revenue	9,513	(9,181)	(c)	332
Rental revenue	4,427	(1,232)	(c)	3,195
Total product, service, and rental revenue	55,107	(10,413)		44,694
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	26,001	(7,930)	(c)	18,071
General and administrative	22,604	(1,411)	(c)	21,193
Sales and marketing	6,858	(462)	(c)	6,396
Research and development	4,776	—		4,776
Intangible asset amortization	1,824	(453)	(c)	1,371
Change in fair value of contingent consideration	—	3,250	(g)	3,250
SciSafe employee stock based compensation expenses	—	4,430	(e)	4,430
Gain on sale of SciSafe	—	(28,511)	(d)(f)	(28,511)
Total operating expense	62,063	(31,087)		30,976
Operating (loss) income	(6,956)	20,674		13,718

Other expense:
Change in fair value of equity investments	(4,074)	—		(4,074)
Interest expense, net	(529)	7	(c)	(522)
Other income	322	79	(c)	401
Total other expense, net	(4,281)	86		(4,195)

(Loss) income before income tax expense	(11,237)	20,760		9,523
Income tax expense	(121)	96	(c)	(25)
Net (loss) income from continuing operations	$(11,358)	$20,856		$9,498

Discontinued operations:
Loss from discontinued operations before income tax expense	(19,572)	—		(19,572)
Income tax expense	(10)	—		(10)
Loss from discontinued operations	$(19,582)	$—		$(19,582)

Net loss	$(30,940)	$20,856		$(10,084)

(Loss) income from continuing operations attributable to common shareholders:
Basic and Diluted	$(11,358)	$20,856		$9,498
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(19,582)	$—		$(19,582)
(Loss) income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.25)	$0.46		$0.21
Loss per share from discontinued operations attributable to common shareholders:

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Basic and Diluted	$(0.43)	$—	$(0.43)
Net loss attributable to common shareholders:
Basic and Diluted	$(30,940)	$20,856	$(10,084)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(0.68)	$0.46	$(0.22)

Weighted average common shares outstanding:
Basic and Diluted	45,718,232		45,718,232

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2023
(In thousands, except per share and share data)	Historical BioLife	SciSafe Transaction Adjustments	Note 2	Pro Forma BioLife

Product revenue	$82,346	$—		$82,346
Service revenue	17,074	(16,528)	(c)	546
Rental revenue	8,025	(1,486)	(c)	6,539
Total product, service, and rental revenue	107,445	(18,014)		89,431
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	59,837	(17,283)	(c)	42,554
General and administrative	50,464	(3,487)	(c)	46,977
Sales and marketing	15,348	(1,317)	(c)	14,031
Research and development	14,702	—		14,702
Asset impairment charges	8,310	—		8,310
Intangible asset amortization	5,050	(907)	(c)	4,143
Change in fair value of contingent consideration	(2,193)	—		(2,193)
Gain on sale of SciSafe	—	(18,640)	(d)(f)	(18,640)
Total operating expenses	151,518	(41,634)		109,884
Operating loss	(44,073)	23,620		(20,453)

Other income:
Gain on settlement of Global Cooling escrow	5,115	—		5,115
Interest expense, net	(1,681)	13	(c)	(1,668)
Other income	1,221	87	(c)	1,308
Total other income, net	4,655	100		4,755

Loss before income tax (expense) benefit	(39,418)	23,720		(15,698)
Income tax (expense) benefit	(156)	172	(c)	16
Loss from continuing operations	$(39,574)	$23,892		$(15,682)

Discontinued operations:
Loss from discontinued operations before income tax expense	(28,415)	—		(28,415)
Income tax expense	(13)	—		(13)
Loss from discontinued operations	$(28,428)	$—		$(28,428)

Net loss	$(68,002)	$23,892		$(44,110)

Loss from continuing operations attributable to common shareholders:
Basic and Diluted	$(39,574)	$23,892		$(15,682)
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(28,428)	$—		$(28,428)
Loss per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.91)	$0.55		$(0.36)

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Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(0.65)	$—	$(0.65)
Net loss attributable to common shareholders:
Basic and Diluted	$(68,002)	$23,892	$(44,110)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(1.56)	$0.55	$(1.01)

Weighted average common shares outstanding:
Basic and Diluted	43,719,185	—	43,719,185

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2022
(In thousands, except per share and share data)	Historical BioLife	SciSafe Transaction Adjustments	Note 2	Pro Forma BioLife

Product revenue	$88,085	$—		$88,085
Service revenue	15,308	(15,234)	(c)	74
Rental revenue	10,451	(6,228)	(c)	4,223
Total product, service, and rental revenue	113,844	(21,462)		92,382
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	56,316	(15,060)	(c)	41,256
General and administrative	41,012	(4,683)	(c)	36,329
Sales and marketing	13,294	(699)	(c)	12,595
Research and development	10,539	(12)	(c)	10,527
Intangible asset amortization	5,726	(907)	(c)	4,819
Change in fair value of contingent consideration	(4,754)	—		(4,754)
Gain on sale of SciSafe	—	(20,872)	(d)(f)	(20,872)
Total operating expenses	122,133	(42,233)		79,900
Operating (loss) income	(8,289)	20,771		12,482

Other income:
Change in fair value of investments	697	—		697
Interest expense, net	(430)	118	(c)	(312)
Other income	700	(34)	(c)	666
Total other income, net	967	84		1,051

(Loss) income before income tax benefit	(7,322)	20,855		13,533
Income tax benefit	5,033	194	(c)	5,227
(Loss) income from continuing operations	$(2,289)	$21,049		$18,760

Discontinued operations:
Loss from discontinued operations before income tax expense	(137,506)	—		(137,506)
Income tax expense	(10)	—		(10)
Loss from discontinued operations	$(137,516)	$—		$(137,516)

Net loss	$(139,805)	$21,049		$(118,756)

(Loss) income from continuing operations attributable to common shareholders:
Basic and Diluted	$(2,289)	$21,049		$18,760
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(137,516)	$—		$(137,516)
(Loss) income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.05)	$0.50		$0.44

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Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(3.24)	$—	$(3.24)
Net loss attributable to common shareholders:
Basic and Diluted	$(139,805)	$21,049	$(118,756)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(3.29)	$0.50	$(2.80)
Weighted average common shares outstanding:
Basic and Diluted	42,481,027	—	42,481,027

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2021
(In thousands, except per share and share data)	Historical BioLife	SciSafe Transaction Adjustments	Note 2	Pro Forma BioLife

Product revenue	$62,729	$—		$62,729
Service revenue	9,817	(9,817)	(c)	—
Rental revenue	7,426	(4,913)	(c)	2,513
Total product, service, and rental revenue	79,972	(14,730)		65,242
Costs and operating expenses:
Cost of product, rental, and service revenue (exclusive of intangible assets amortization)	39,002	(9,665)	(c)	29,337
General and administrative	30,283	(4,822)	(c)	25,461
Sales and marketing	9,596	(349)	(c)	9,247
Research and development	8,925	—		8,925
Intangible asset amortization	4,406	(907)	(c)	3,499
Change in fair value of contingent consideration	2,875	—		2,875
Gain on sale of SciSafe	—	(18,207)	(d)(f)	(18,207)
Total operating expenses	95,087	(33,950)		61,137
Operating (loss) income	(15,115)	19,220		4,105

Other income:
Change in fair value of warrant liability	(121)	—		(121)
Interest expense, net	(187)	117	(c)	(70)
Other income (expense)	275	(284)	(c)	(9)
Gain on acquisition of Sexton Biotechnologies, Inc.	6,451	—		6,451
Total other income, net	6,418	(167)		6,251

(Loss) income before income tax benefit	(8,697)	19,053		10,356
Income tax benefit	15,542	14	(c)	15,556
Income from continuing operations	$6,845	$19,067		$25,912

Discontinued operations:
Loss from discontinued operations before income tax benefit	(20,329)	—		(20,329)
Income tax benefit	4,576	—		4,576
Loss from discontinued operations	$(15,753)	$—		$(15,753)

Net (loss) income	$(8,908)	$19,067		$10,159

Income from continuing operations attributable to common shareholders:
Basic and Diluted	$6,845	$19,067		$25,912
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(15,753)	$—		$(15,753)
Income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$0.18	$0.50		$0.67

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Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(0.41)	$—	$(0.41)
Net (loss) income attributable to common shareholders:
Basic and Diluted	$(8,908)	$19,067	$10,159
Net (loss) income per share attributable to common shareholders:
Basic and Diluted	$(0.23)	$0.50	$0.26

Weighted average common shares outstanding:
Basic and Diluted	38,503,944	—	38,503,944

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial information has been prepared based on BioLife's historical consolidated financial statements and in accordance with Article 11 of SEC Regulation S-X, Pro Forma Financial Information.

SciSafe Discontinued Operations reflect associated assets, liabilities, and stockholders’ equity and results of operations attributable to SciSafe that were included in the Company’s historical consolidated financial statements in accordance with ASC 205-20. These amounts exclude general corporate overhead costs which were historically allocated to SciSafe that do not meet the requirements to be presented in discontinued operations.

Note 2. Pro Forma Adjustments and Assumptions

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations, respectively, present the pro forma adjustments to historical financial results directly attributable to the Transaction in accordance with ASC 205-20, as follows.

(a) This adjustment represents the receipt of cash consideration less fees to be paid to the broker, attorneys, and other external parties, in addition to cash used in the payoff of certain equipment loans in connection with the closing of the transaction.

Closing Transaction Summary	Amount
Cash consideration received	$73,000
Equipment loan payoff	(905)
Fees to be paid for legal and other transaction services	(1,800)
Net Closing Transaction Proceeds	$70,295

(b) These adjustments represent the disposal of assets and liabilities attributable to SciSafe.

(c) These adjustments represent the disposal of revenues, and costs and operating expenses of SciSafe.

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(d) This adjustment reflects the Company's allocation of goodwill to SciSafe on a fair value basis.

(e) This adjustment reflects the Company's compensation expenses associated with the acceleration of unvested shares for all former employees of the Company that remained with SciSafe upon the closing of the Transaction ($4.0M).

(f) This adjustment reflects the calculated gain on the disposal of SciSafe.

Gain on Sale of SciSafe as of June 30, 2024
Net Closing Transaction Proceeds	$70,295

Current Assets	7,451
Long-Term Assets before allocation of goodwill	28,615
Total Assets	36,066

Current Liabilities, excluding retained portion of current debt	(3,477)
Long-Term Liabilities, excluding retained portion of long-term debt	(2,952)
Less: Costs allocated to SciSafe as accrued expenses	496
Total Liabilities	(5,933)

Currency translation adjustment	543
Net assets	30,676
Total gain on sale of SciSafe	$39,619

(g) This adjustment reflects the contingent consideration paid out in connection with the closing transaction ($2.9M).

Pro Forma Adjusted Gross Margin and Adjusted EBITDA Reconciliations

In addition to net income (loss) determined in accordance with GAAP, we use the non-GAAP measures, "Adjusted Gross Margin", earnings before interest, taxes, depreciation and amortization (EBITDA), and Adjusted EBITDA”, in assessing our operating performance as we believe it serves as an appropriate measure in evaluating the performance of our business. We reference Adjusted Gross Margin, EBITDA, and Adjusted EBITDA frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to the historical periods and external comparisons to competitors. In addition, incentive compensation is primarily based on Adjusted Gross Margin, EBITDA, and Adjusted EBITDA targets and we base certain of our forward-looking estimates on Adjusted Gross Margin, EBITDA, and Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted Gross Margin, EBITDA and Adjusted EBITDA targets.

The following is a reconciliation of our pro forma revenue to our pro forma Adjusted Gross Margin and pro forma net income to our pro forma EBITDA and Adjusted EBITDA for the six months ended June 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021:

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BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA GROSS PROFIT TO PRO FORMA ADJUSTED GROSS PROFIT
(Unaudited, amounts in thousands)

	Six Months Ended June 30, 2024
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
GAAP total revenues	$55,107	$(10,413)	$44,694
GAAP cost of revenues	(26,001)	7,930	(18,071)
COGS intangible asset amortization	(1,159)	—	(1,159)
GAAP GROSS PROFIT	$27,947	$(2,483)	$25,464
GAAP GROSS MARGIN	51%		57%

ADJUSTMENTS TO GROSS PROFIT:
Loss on disposal of assets	(48)	48	—
Intangible asset amortization	1,159	—	1,159
ADJUSTED GROSS PROFIT	$29,058	$(2,435)	$26,623
ADJUSTED GROSS MARGIN	53%		60%

	Year Ended December 31, 2023
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
GAAP total revenues	$107,445	$(18,014)	$89,431
GAAP cost of revenues	(59,837)	17,283	(42,554)
COGS intangible asset amortization	(2,781)	—	(2,781)
GAAP GROSS PROFIT	$44,827	$(731)	$44,096
GAAP GROSS MARGIN	42%		49%

ADJUSTMENTS TO GROSS PROFIT:
Inventory reserve costs	1,772	—	1,772
Loss on disposal of assets	286	(275)	11
Intangible asset amortization	2,781	—	2,781
ADJUSTED GROSS PROFIT	$49,666	$(1,006)	$48,660
ADJUSTED GROSS MARGIN	46%		54%

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	Year Ended December 31, 2022
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
GAAP total revenues	$113,844	$(21,462)	$92,382
GAAP cost of revenues	(56,316)	15,060	(41,256)
COGS intangible asset amortization	(5,007)	2,528	(2,479)
GAAP GROSS PROFIT	$52,521	$(3,874)	$48,647
GAAP GROSS MARGIN	46%		53%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step up	251	—	251
Loss on disposal of assets	47	(47)	—
Intangible asset amortization	5,007	(2,528)	2,479
ADJUSTED GROSS PROFIT	$57,826	$(6,449)	$51,377
ADJUSTED GROSS MARGIN	51%		56%

	Year Ended December 31, 2021
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
GAAP total revenues	$79,972	$(14,730)	$65,242
GAAP cost of revenues	(39,002)	9,665	(29,337)
COGS intangible asset amortization	(4,557)	2,016	(2,541)
GAAP GROSS PROFIT	$36,413	$(3,049)	$33,364
GAAP GROSS MARGIN	46%		51%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	1,130	—	1,130
Intangible asset amortization	4,557	(2,016)	2,541
ADJUSTED GROSS PROFIT	$42,100	$(5,065)	$37,035
ADJUSTED GROSS MARGIN	53%		57%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA NET LOSS TO PRO FORMA ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Six Months Ended June 30, 2024
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
Net loss	$(30,940)	$20,856	$(10,084)
Add: Discontinued operations	19,582	—	19,582
(Loss) income from continuing operations	$(11,358)	$20,856	$9,498

ADJUSTMENTS:
Interest expense	529	(7)	522
Accretion of available-for-sale investments	(320)	—	(320)
Income tax expense	121	(96)	25
Depreciation	2,898	(1,385)	1,513
Intangible asset amortization	1,824	(453)	1,371
EBITDA	(6,306)	18,915	12,609

OTHER ADJUSTMENTS:
Gain on sale of SciSafe	—	(28,511)	(28,511)
SciSafe employee stock based compensation expenses	—	4,015	4,015
Share-based compensation	10,699	(552)	10,147
Acquisition and divestiture costs	390	—	390
Severance costs	—	415	415
Loss on disposal of assets	(100)	100	—
Change in fair value of contingent consideration	—	3,250	3,250
Change in fair value of equity investments	4,074	—	4,074
Other income	(300)	—	(300)
ADJUSTED EBITDA	$8,457	$(2,368)	$6,089
% of Revenue	15%		13%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2023
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
Net loss	$(68,002)	$23,892	$(44,110)
Add: Discontinued operations	28,428	—	28,428
Loss from continuing operations	$(39,574)	$23,892	$(15,682)

ADJUSTMENTS:
Interest expense	1,681	(13)	1,668
Accretion of available-for-sale investments	(1,263)	—	(1,263)
Income tax expense (benefit)	156	(172)	(16)
Depreciation	6,729	(2,636)	4,093
Intangible asset amortization	5,050	(907)	4,143
EBITDA	(27,221)	20,164	(7,057)

OTHER ADJUSTMENTS:
Gain on sale of SciSafe	—	(18,640)	(18,640)
Share-based compensation	28,511	(2,498)	26,013
Severance costs	1,591	—	1,591
Acquisition and divestiture costs	3,226	—	3,226
Loss on disposal of assets	477	(427)	50
Change in fair value of contingent consideration	(2,193)	—	(2,193)
Asset impairment charges	8,310	—	8,310
Gain on settlement of Global Cooling escrow	(5,115)	—	(5,115)
Inventory reserve costs	1,772	—	1,772
ADJUSTED EBITDA	$9,358	$(1,401)	$7,957
% of Revenue	9%		9%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2022
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
Net loss	$(139,805)	$21,049	$(118,756)
Add: Discontinued operations	137,516	—	137,516
(Loss) income from continuing operations	$(2,289)	$21,049	$18,760

ADJUSTMENTS:
Interest expense	430	(118)	312
Accretion of available-for-sale investments	(459)	—	(459)
Income tax benefit	(5,033)	(194)	(5,227)
Depreciation	6,218	(2,081)	4,137
Intangible asset amortization	5,726	(906)	4,820
EBITDA	4,593	17,750	22,343

OTHER ADJUSTMENTS:
Gain on sale of SciSafe	—	(20,872)	(20,872)
Share-based compensation	22,030	(2,465)	19,565
Inventory step-up	251	—	251
Acquisition and divestiture costs	18	(10)	8
Loss on disposal of assets	524	112	636
Change in fair value of contingent consideration	(4,754)	—	(4,754)
Change in fair value of investments	(697)	—	(697)
ADJUSTED EBITDA	$21,965	$(5,485)	$16,480
% of Revenue	19%		17%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2021
(In thousands)	Historical BioLife	SciSafe Transaction Adjustments	Pro Forma BioLife
Net (loss) income	$(8,908)	$19,067	$10,159
Add: Discontinued operations	15,753	—	15,753
Income from continuing operations	$6,845	$19,067	$25,912

ADJUSTMENTS:
Interest expense	187	(117)	70
Income tax benefit	(15,542)	(14)	(15,556)
Depreciation	4,308	(984)	3,324
Intangible asset amortization	4,406	(906)	3,500
EBITDA	204	17,046	17,250

OTHER ADJUSTMENTS:
Gain on sale of SciSafe	—	(18,207)	(18,207)
Share-based compensation	12,942	(1,492)	11,450
Inventory step-up	1,130	—	1,130
Acquisition and divestiture costs	1,636	(32)	1,604
Loss on disposal of assets	(145)	—	(145)
Change in fair value of contingent consideration	2,875	—	2,875
Change in fair value of warrant liability	121	—	121
ADJUSTED EBITDA	$18,763	$(2,685)	$16,078
% of Revenue	23%		25%